UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2006

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32459	87-0547337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10653 South River Front Parkway, Suite 300 South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On August 30, 2006, Headwaters and it senior secured lenders amended the credit agreement for Headwaters’ senior first lien term loan. Among other things, the amendment increases the amount Headwaters can borrow under the revolving credit arrangement, subject to obtaining additional revolving loan commitments; increases the amount that Headwaters can invest in joint ventures, subject to certain conditions; and increases the amount of capital expenditures Headwaters may make each year for the remaining term of the loan. The amendment is attached hereto as Exhibit 10.93.4.

Item 9.01. Financial Statements and Exhibits.

    (c)        Exhibits. Exhibit 10.93.4: Amendment No. 6 to the Credit Agreement among Headwaters and various lenders dated as of August 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2006

HEADWATERS INCORPORATED (Registrant)

By	/s/ Kirk A. Benson
Kirk A. Benson Chief Executive Officer (Principal Executive Officer)